Capital Group Global Equity ETF (CGGE)
Investment portfolio
August 31, 2026
unaudited

Common stocks 97.37% Information technology 30.34%	Shares	Value (000)
Broadcom, Inc.	362,288	$134,170
Microsoft Corp.	250,278	126,963
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	277,682	115,327
Apple, Inc.	316,745	100,360
ASML Holding NV	48,723	82,163
NVIDIA Corp.	327,874	72,388
SK hynix, Inc.	58,924	72,073
Micron Technology, Inc.	49,567	47,521
SAP SE	186,813	41,424
KLA Corp.	153,743	26,974
TDK Corp.	1,225,000	23,603
Applied Materials, Inc.	39,237	17,986
Palo Alto Networks, Inc. (a)	46,630	17,819
Keyence Corp.	33,800	17,701
Intel Corp. (a)	168,584	15,090
Amphenol Corp., Class A	87,800	13,921
Tokyo Electron, Ltd.	36,000	12,719
NEC Corp.	352,700	10,836
Disco Corp.	22,900	8,331
		957,369
Industrials 18.18%
General Electric Co.	191,820	64,396
Safran SA	137,641	53,879
Rolls-Royce Holdings PLC	2,506,560	51,972
GE Vernova, Inc.	42,995	38,632
Hitachi, Ltd.	857,800	29,200
Airbus SE, non-registered shares	126,978	29,091
RTX Corp.	114,358	23,756
DSV A/S	106,349	22,433
Ingersoll-Rand, Inc.	259,867	20,023
Paychex, Inc.	136,440	17,374
ABB, Ltd.	177,199	17,318
Mitsubishi Corp.	544,900	16,386
Northrop Grumman Corp.	30,019	16,201
AMETEK, Inc.	68,563	16,124
Recruit Holdings Co., Ltd.	138,300	15,769
Bombardier, Inc., Class B (a)	70,697	15,295
BAE Systems PLC	549,518	15,220
Siemens AG	45,068	14,951
HEICO Corp.	43,395	14,370
ITOCHU Corp.	1,037,000	13,684
ITT, Inc.	65,815	13,182
Ryanair Holdings PLC (ADR)	207,279	11,477
United Rentals, Inc.	10,371	10,765
Epiroc AB, Class A	340,786	9,415
Capital Group Global Equity ETF — Page 1 of 6

unaudited
Common stocks (continued) Industrials (continued)	Shares	Value (000)
RELX PLC	227,381	$8,232
IHI Corp.	463,900	7,788
Lennox International, Inc.	17,340	6,635
		573,568
Financials 14.01%
JPMorgan Chase & Co.	210,580	74,971
DBS Group Holdings, Ltd.	764,900	46,576
UniCredit SpA	396,920	38,792
Mastercard, Inc., Class A	62,616	36,900
Visa, Inc., Class A	72,026	27,325
Marsh & McLennan Cos., Inc.	122,663	23,281
Standard Chartered PLC	780,775	23,032
Hong Kong Exchanges and Clearing, Ltd.	367,500	19,935
Euronext NV	102,171	19,356
Skandinaviska Enskilda Banken AB, Class A	824,526	19,318
Aon PLC, Class A	50,240	16,153
Deutsche Boerse AG	44,962	15,041
Japan Post Bank Co., Ltd.	635,100	13,537
Arch Capital Group, Ltd. (a)	127,230	12,477
Munchener Ruckversicherungs-Gesellschaft AG	20,266	12,213
Tokio Marine Holdings, Inc.	249,000	12,013
S&P Global, Inc.	25,574	11,146
Arthur J. Gallagher & Co.	38,828	10,179
NatWest Group PLC	1,058,505	9,745
		441,990
Health care 7.45%
AstraZeneca PLC	277,286	44,974
Eli Lilly and Co.	22,779	26,349
Abbott Laboratories	213,005	23,507
BeOne Medicines, Ltd. (ADR) (a)	59,586	21,426
Amgen, Inc.	48,940	21,038
Merck & Co., Inc.	117,640	17,383
AbbVie, Inc.	67,704	17,361
Danaher Corp.	76,004	16,231
EssilorLuxottica SA	82,529	15,371
Vertex Pharmaceuticals, Inc. (a)	26,336	14,340
Chugai Pharmaceutical Co., Ltd.	233,000	10,083
HOYA Corp.	45,800	7,053
		235,116
Consumer discretionary 6.76%
Amazon.com, Inc. (a)	239,931	62,327
Royal Caribbean Cruises, Ltd.	103,477	27,808
LVMH Moet Hennessy-Louis Vuitton SE	41,448	21,824
Industria de Diseno Textil SA	244,460	16,469
Sony Group Corp.	617,500	15,524
Aramark	263,362	14,830
Hilton Worldwide Holdings, Inc.	45,966	14,538
Panasonic Holdings Corp.	437,100	12,307
MercadoLibre, Inc. (a)	5,010	9,700
Capital Group Global Equity ETF — Page 2 of 6

unaudited
Common stocks (continued) Consumer discretionary (continued)	Shares	Value (000)
Chipotle Mexican Grill, Inc. (a)	252,433	$9,600
Alibaba Group Holding, Ltd.	573,300	8,353
		213,280
Communication services 6.40%
Alphabet, Inc., Class A	433,273	147,031
Meta Platforms, Inc., Class A	66,889	38,283
Tencent Holdings, Ltd.	287,900	16,639
		201,953
Utilities 4.25%
RWE AG	493,846	33,637
Engie SA	1,127,310	32,212
Constellation Energy Corp.	73,191	20,111
CenterPoint Energy, Inc.	461,883	18,290
Atmos Energy Corp.	102,935	17,101
Veolia Environnement SA	337,972	12,798
		134,149
Consumer staples 4.13%
Philip Morris International, Inc.	187,600	35,137
Danone SA	266,901	19,928
L’Oreal SA, non-registered shares	37,176	16,612
Nestle SA	147,995	14,431
British American Tobacco PLC	240,359	13,448
Mondelez International, Inc., Class A	180,836	11,224
Costco Wholesale Corp.	10,839	10,231
Keurig Dr Pepper, Inc.	293,496	9,351
		130,362
Materials 2.60%
Linde PLC	43,912	21,498
Air Liquide SA	100,135	19,720
Barrick Mining Corp. (CAD denominated)	353,736	15,865
Glencore PLC	1,859,909	15,010
Wheaton Precious Metals Corp. (CAD denominated)	66,538	10,029
		82,122
Energy 2.22%
TotalEnergies SE	427,718	37,525
ExxonMobil Holdings Corp.	89,055	14,333
TC Energy Corp. (CAD denominated)	149,893	9,385
EQT Corp.	161,477	8,749
		69,992
Real estate 1.03%
Welltower, Inc. REIT	137,995	32,600
Total common stocks (cost: $2,678,329,000)		3,072,501
Capital Group Global Equity ETF — Page 3 of 6

unaudited
Short-term securities 2.56% Money market investments 2.56%	Shares	Value (000)
Capital Group Central Cash Fund 3.78% (b)(c)	808,000	$80,792
Total short-term securities (cost: $80,792,000)		80,792
Total investment securities 99.93% (cost: $2,759,121,000)		3,153,293
Other assets less liabilities 0.07%		2,099
Net assets 100.00%		$3,155,392
Investments in affiliates (c)

	Value at 6/1/2026 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 8/31/2026 (000)	Dividend or interest income (000)
Short-term securities 2.56%
Money market investments 2.56%
Capital Group Central Cash Fund 3.78% (b)	$89,388	$91,725	$100,322	$1	$— (d)	$80,792	$619

(a)	Non-income producing.
(b)	Rate represents the seven-day yield at 8/31/2026.
(c)	Affiliate of the fund or part of the same "group of investment companies" as the fund, as defined under the Investment Company Act of 1940, as amended.
(d)	Amount less than one thousand.
Valuation disclosures

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by accounting principles generally accepted in the United States of America. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open. Security transactions are recorded by the fund as of the date the trades are executed with brokers. Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date.
Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.
Equity securities, including depositary receipts, are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.
Fixed-income securities, including short-term securities, are generally valued at evaluated prices obtained from third-party pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.
Capital Group Global Equity ETF — Page 4 of 6

unaudited
Fixed-income class	Examples of standard inputs
All
Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)

Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds“), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information.
Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by the fund’s investment adviser and approved by the board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security, restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, dealer or broker quotes, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security, and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of the fund is determined. Fair valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.
Processes and structure — The fund’s board of trustees has designated the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Committee”) to administer, implement and oversee the fair valuation process and to make fair value decisions. The Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation team. The Committee reviews changes in fair value measurements from period to period, pricing vendor information and market data, and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews facilitated by the investment adviser’s global risk management group. The Committee reports changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.
Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. At August 31, 2026, all of the fund’s investments were classified as Level 1.
Key to abbreviation(s)
ADR = American Depositary Receipts
CAD = Canadian dollars
REIT = Real Estate Investment Trust
Capital Group Global Equity ETF — Page 5 of 6

unaudited
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing.
You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.
All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.
Capital Client Group, Inc., member FINRA.
© 2026 Capital Group. All rights reserved.
ETGEFP1-318-1026
Capital Group Global Equity ETF — Page 6 of 6